MUTUALHEDGE EVENT DRIVEN LEGENDS FUND

MUTUALHEDGE EQUITY LONG-SHORT LEGENDS FUND
MUTUALHEDGE FRONTIER LEGENDS FUND

each, a series of NORTHERN LIGHTS FUND TRUST

Supplement dated April 23, 2010, to the

Prospectus dated January 6, 2010.

The section entitled: “Global Macro Strategy Risk” for the MutualHedge Frontier Legends Fund located on page 18 of the Prospectus, is hereby amended to read as follows:

Global Macro Strategy Risk

The profitability of any global macro program depends primarily on the ability of its investment adviser and/or its CTA to predict derivative contract price movements. Price movements for commodity interests are influenced by, among other things:

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changes in interest rates;

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governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

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weather and climate conditions;

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natural disasters, such as hurricanes;

•

changing supply and demand relationships;

•

changes in balances of payments and trade;

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U.S. and international rates of inflation and deflation;

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currency devaluations and revaluations;

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U.S. and international political and economic events; and

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changes in philosophies and emotions of market participants.

The CTA’s trading methods may not take all of these factors into account.

In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  Furthermore, the global macro programs to which the Fund’s investments are exposed use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks.  The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.  In addition, Global Macro Programs are typically subject to relatively high management fees and often include performance-based fees which further reduce the potential return of the Fund’s or the Subsidiary’s investments.  These costs are in addition to the operating expenses associated with the Fund.  The combined impact of these costs will reduce Fund performance.  Furthermore, performance-based fees may create an incentive for CTAs to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

The Adviser anticipates that the global macro programs will be subject to management fees that range between 0.0% and 2.0% of notional exposure.  Performance-based incentive fees are expected to range from 15.0% to 30.0% of new high net trading profits.  The global macro programs are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

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The section entitled: “Fund Fees and Expenses” for the MutualHedge Frontier Legends Fund located on pages 21 and 22 of the Prospectus, is hereby amended to read as follows:

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable) [2]	1.00%	1.00%

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Class A Shares	Class C Shares
Investment Advisory Fees of the Fund and Subsidiary [3]	1.70%	1.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses [4]	1.03%	1.03%
Subsidiary Expenses [5]	0.06%	0.06%
Total Annual Fund Operating Expenses	3.04%	3.79%
Less Fee Waivers and Expense Reimbursements [6]	(0.84)%	(0.84)%
Net Total Annual Fund Operating Expenses	2.20%	2.95%

1

This sales charge varies depending upon how much you invest.  See “Transaction Policies.”  Purchases of $1 million or more do not pay a front-end sales charge but may pay up to a 1.0% contingent deferred sales charge if they are redeemed within 12 months of their purchase and a dealer’s commission was paid.

2

Redemption fee is assessed on redemptions of shares that have been held for less than 30 days. For more information, see “Redemption Fee.” In addition, proceeds wired to your bank account may be subject to a $15 fee.

3

The Fund may invest in the Subsidiary. The Subsidiary has entered into a separate advisory agreement with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. “Investment Advisory Fees of the Fund and Subsidiary” reflects an estimate of the gross management fees to be paid to the Adviser by the Fund and the Subsidiary during the Fund’s current fiscal year.  The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination.

4

Other Expenses include custodian, transfer agency, shareholder servicing, legal, audit and other direct expenses of the Fund, as well as the indirect costs of dividend expense on securities sold short and expenses incurred by the Subsidiary, are based on estimated amounts for the current fiscal year.    The Adviser estimates that the cost of investing directly in acquired funds will be less than 0.01%.

5

Estimated.  The Subsidiary expenses do not include the expenses that underlie or are imbedded in derivative instruments purchased by the Subsidiary nor do they include expenses incurred by trading companies (commodity pools)  in which the Subsidiary may invest.  Please refer to Global Macro Strategy Risk for more information.

6

The Adviser has contractually agreed with the Fund to waive advisory fees, and if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short and expenses of other investment companies in which the Fund invests, or extraordinary expenses such as litigation) to 2.20% of the average daily net assets for Class A Shares and 2.95% of the average daily net assets for Class C Shares, through November 30, 2010.  If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the “Total Annual Fund Operating Expenses” and 2.20% for Class A Shares and 2.95% for Class C Shares to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period.

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The section entitled: “Portfolio Manager” located on page 24 of the Prospectus, is hereby amended to read as follows:

Portfolio Manager

Richard Bornhoft is the Chairman and Chief Investment Officer of the Adviser and is responsible for all day-to-day investment decisions for the Funds, including: (i) development of alternative asset strategies; (ii) final screening and selection of the Program Basket and other financial instruments; (iii) negotiation of the terms of each investment (including those of managed accounts and over-the-counter derivatives); (iv) asset allocation among selected investment vehicles or derivative instruments; and (v) risk monitoring and risk management.  Prior to March 2007, Mr. Bornhoft served as President and CEO of Equinox from its founding as a commodity pool operator in August 2003.

Mr. Bornhoft also serves as the President and CEO of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutional and high net worth investors..  Mr. Bornhoft makes all day-to-day investment decisions for money managed and/or advised by The Bornhoft Group.  He has more than twenty-five years of experience in advising both private and institutional clientele in the alternative investment industry.  Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty (20) pension plans, corporations and banking institutions throughout the world.  He is also a principal of Bornhoft Group Securities Corporation, a registered broker/dealer.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated January 6, 2010, and the Supplement to the Statement of Additional Information dated March 31, 2010, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-888-643-3431.

Please retain this Supplement for future reference.